THE BEAR STEARNS COMPANIES INC.
                                             SEGMENT DATA
                                              (UNAUDITED)


                                               Three Months Ended                              % Change From
                            ------------------------------------------------------     -------------------------------
                               February 28,       February 29,      November 30,        February 29,    November 30,
                                   2005               2004              2004                2004           2004
                            -----------------   ----------------   ---------------     --------------- ---------------
                                                (In thousands)
NET REVENUES

Capital Markets
  Institutional Equities      $   312,940        $   293,211       $    299,129              6.7%            4.6%
  Fixed Income                    823,899            818,738            679,039              0.6%           21.3%
  Investment Banking              259,002            253,179            458,737              2.3%          (43.5%)
                            -----------------   -----------------   ---------------
Total Capital Markets           1,395,841          1,365,128          1,436,905              2.2%           (2.9%)

Global Clearing Services          270,392            225,333            246,797             20.0%            9.6%

Wealth Management
  Private Client Services (1)     113,875            110,897            109,575              2.7%            3.9%
  Asset Management                 55,315             41,890             47,631             32.0%           16.1%
                            -----------------   -----------------  ---------------
Total Wealth Management           169,190            152,787            157,206             10.7%            7.6%
Other (2)                           2,237            (17,325)           (12,251)             nm               nm
                            -----------------   -----------------  ---------------
  Total net revenues          $ 1,837,660        $ 1,725,923       $  1,828,657              6.5%            0.5%
                            =================   =================  ===============

PRE-TAX INCOME

Capital Markets               $   481,683        $   508,650       $    577,374             (5.3%)         (16.6%)
Global Clearing Services          137,774             86,221            126,011             59.8%            9.3%
Wealth Management                  14,979             20,867             12,689            (28.2%)          18.0%
Other (2)                         (56,108)           (84,760)          (180,253)            33.8%           68.9%
                            -----------------   ----------------   --------------
  Total pre-tax income        $   578,328        $   530,978       $    535,821              8.9%            7.9%
                            =================   ================   ==============



(1)Private Client Services:

   Gross revenues, before
      transfer to Capital
      Markets segment         $   133,295        $   137,629       $    128,145
   Revenue transferred to
     Capital Markets segment      (19,420)           (26,732)           (18,570)
                            ----------------   -----------------  ---------------
   Private Client Services
     net revenues             $   113,875        $   110,897       $    109,575
                            ================   =================  ===============

(2)Includes consolidation and elimination entries, unallocated revenues
(predominantly interest) and certain corporate administrative functions, including certain legal costs and costs related to the Capital Accumulation Plan for Senior Managing Directors ("CAP Plan").

Note: Certain reclassifications have been made to prior period amounts to conform to the current period's presentation.


nm - not meaningful

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                            THE BEAR STEARNS COMPANIES INC.
                            CONSOLIDATED STATEMENTS OF INCOME
                                     (UNAUDITED)


                                                     Three Months Ended                               % Change From
                                   ------------------------------------------------------    ----------------------------------
                                     February 28,       February 29,        November 30,       February 29,      November 30,
                                        2005               2004                2004               2004               2004
                                   --------------     ---------------     ---------------    ---------------   ----------------
                                       (In thousands, except share and per share data)
REVENUES
  Commissions                      $    297,377       $    308,103         $    289,099           (3.5%)             2.9%
  Principal transactions                960,364            946,862              824,057            1.4%             16.5%
  Investment banking                    271,618            260,410              435,984            4.3%            (37.7%)
  Interest and dividends              1,021,619            520,464              769,678           96.3%             32.7%
  Other income                           71,391             45,606               63,488           56.5%             12.4%
                                   --------------     ---------------     ---------------
    Total revenues                    2,622,369          2,081,445            2,382,306           26.0%             10.1%
  Interest expense                      784,709            355,522              553,649          120.7%             41.7%
                                   --------------     ---------------     ---------------
    Revenues, net of
     interest expense                 1,837,660          1,725,923            1,828,657            6.5%              0.5%
                                   --------------     ---------------     ---------------

NON-INTEREST EXPENSES
  Employee compensation and benefits    906,775            849,148              801,623            6.8%             13.1%
  Floor brokerage, exchange
    and clearance fees                   57,318             56,900               57,283            0.7%              0.1%
  Communications and technology          98,939             93,828               94,667            5.4%              4.5%
  Occupancy                              39,594             33,615               37,690           17.8%              5.1%
  Advertising and market development     28,572             25,901               28,554           10.3%              0.1%
  Professional fees                      46,719             41,800               65,369           11.8%            (28.5%)
  Other expenses                         81,415             93,753              207,650          (13.2%)           (60.8%)
                                   ---------------     ---------------    ---------------
     Total non-interest expenses      1,259,332          1,194,945            1,292,836            5.4%             (2.6%)
                                   ---------------     ---------------    ---------------
  Income before provision for
     income taxes                       578,328            530,978              535,821            8.9%              7.9%
  Provision for income taxes            199,523            169,913              183,215           17.4%              8.9%
                                   ---------------     ---------------    ---------------
  Net income                       $    378,805        $   361,065        $     352,606            4.9%              7.4%
                                   ===============     ===============    ===============
  Net income applicable to
     common shares                 $    372,327        $   353,646        $     345,990            5.3%              7.6%
                                   ===============     ===============    ===============
  Adjusted net income used for diluted
      earnings per share (1)       $    394,032        $   378,778        $     372,632            4.0%              5.7%
                                   ===============     ===============    ===============
  Basic earnings per share         $       2.94        $      2.88        $        2.91            2.1%              1.0%
                                   ===============     ===============    ===============
  Diluted earnings per share       $       2.64        $      2.57        $        2.61            2.7%              1.1%
                                   ===============     ===============    ===============

Weighted average common shares outstanding:

       Basic                         131,261,212        129,118,964         125,346,024
                                   ===============     ===============    ===============
       Diluted                       149,193,402        147,108,483         142,672,823
                                   ===============     ===============    ===============
  Cash dividends declared per
       common share                $       0.25        $      0.20        $        0.25
                                   ===============     ===============    ===============


(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan and the redemption of preferred stock. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average common shares outstanding.


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                                 THE BEAR STEARNS COMPANIES INC.
                                 SELECTED FINANCIAL INFORMATION
                                           (UNAUDITED)

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

                                                                               Three Months Ended
                                            ---------------------------------------------------------------------------------------
                                               February 28,     November 30,       August 31,          May 31,        February 29,
                                                  2005             2004              2004               2004             2004
                                            ---------------   --------------    ---------------     ------------    ---------------
                                                    (In thousands, except common share data, financial ratios and other data)
Results
Revenues, net of interest expense            $  1,837,660      $  1,828,657      $  1,534,765       $  1,723,538      $  1,725,923
Net income                                   $    378,805      $    352,606      $    283,259       $    347,803      $    361,065
Net income applicable to common shares       $    372,327      $    345,990      $    276,416       $    340,609      $    353,646
Adjusted net income used for diluted
  earnings per share (1)                     $    394,032      $    372,632      $    300,984       $    366,027      $    378,778

Financial Position
Stockholders' equity, at period end          $  9,518,898      $  8,990,872      $  8,067,519       $  8,006,834      $  7,817,777
Total capital, at period end                 $ 48,798,807      $ 45,834,149      $ 41,567,718       $ 39,973,413      $ 39,970,906

Common Share Data
Basic earnings per share                     $       2.94      $       2.91      $       2.31       $       2.77      $       2.88
Diluted earnings per share                   $       2.64      $       2.61      $       2.09       $       2.49      $       2.57
Book value per common share, at period end   $      62.88      $      59.13      $      55.13       $      53.38      $      51.19
Weighted average common shares outstanding:
     Basic                                    131,261,212       125,346,024       127,014,483        129,071,295       129,118,964
     Diluted                                  149,193,402       142,672,823       144,201,755        146,921,897       147,108,483
Common shares outstanding, at period end (2)  146,012,775       144,484,099       144,052,137        144,285,667       144,320,701

Financial Ratios
Return on average common equity (annualized)        17.8%             19.5%             15.9%              19.6%             21.3%
Adjusted pre-tax profit margin (3)                  33.5%             31.8%             31.7%              32.3%             33.3%
Pre-tax profit margin (4)                           31.5%             29.3%             28.9%              29.7%             30.8%
After-tax profit margin (5)                         20.6%             19.3%             18.5%              20.2%             20.9%
Compensation & benefits /
  Revenues, net of interest expense                 49.3%             43.8%             48.4%              49.9%             49.2%

Other Data (in billions, except employees)
Margin debt balances, at period end          $      61.3       $      57.3       $      49.6         $     44.4       $      47.9
Margin debt balances, average for period     $      58.0       $      52.0       $      46.6         $     46.7       $      46.6
Customer short balances, at period end       $      93.9       $      85.4       $      73.7         $     74.9       $      77.0
Customer short balances, average for period  $      88.5       $      78.2       $      75.6         $     77.2       $      74.3
Securities borrowed, at period end           $      67.8       $      65.2       $      58.9         $     59.7       $      62.0
Securities borrowed, average for period      $      69.6       $      64.1       $      63.3         $     65.3       $      62.6
Free credit balances, at period end          $      30.2       $      30.8       $      29.3         $     28.8       $      26.1
Free credit balances, average for period     $      31.1       $      28.8       $      30.8         $     28.1       $      26.5
Assets under management, at period end       $      37.0       $      34.9       $      28.1         $     27.3       $      29.1
Employees, at period end                          11,019            10,961             10,715            10,469            10,431


(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan and the redemption of preferred stock. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average common shares outstanding.
(2) Represents shares used to calculate book value per common share. Common shares outstanding include units issued under certain stock compensation plans which will be distributed as shares of common stock.
(3) Represents the ratio of income before both CAP Plan costs and provision for income taxes to revenues, net of interest expense.
(4) Represents the ratio of income before provision for income taxes to revenues, net of interest expense.
(5) Represents the ratio of net income to revenues, net of interest expense.

Note: Certain reclassifications have been made to prior period amounts to conform to the current period's presentation.

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